Kite Realty Group Trust
Quarterly Financial Supplement

March 31, 2007

Investor Relations Contacts:
Daniel R. Sink, Chief Financial Officer
Adam Chavers, Investor Relations Manager
30 S. Meridian Street
Indianapolis, IN 46204
317.577.5600
www.kiterealty.com

SUPPLEMENTAL INFORMATION – MARCH 31, 2007

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Other Financial Information for the Three Months Ended March 31
10	Market Capitalization
11	Same Property Net Operating Income
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of March 31, 2007
14	Schedule of Outstanding Debt as of March 31, 2007
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three Months Ended March 31
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics
27	Summary Commercial Portfolio Statistics
28	Current Development Pipeline
29	Other Development Activity
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
35	Operating Commercial Properties
36	Retail Operating Portfolio – Tenant Breakdown

p.2	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. We are organized as a real estate investment trust (“REIT”) for federal income tax purposes. As of March 31, 2007, we owned interests in 53 operating properties totaling approximately 7.4 million square feet and an additional 2.4 million square feet in 12 properties currently under development or redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2007

➢	Operating Retail Properties	48
➢	Operating Commercial Properties	5
➢	Total Properties Under Development/Redevelopment	12
➢	States	9
➢	Total GLA/NRA of Operating Properties[1]	7,414,694
➢	Owned GLA/NRA of Operating Properties[1]	5,214,873
➢	Total GLA of Properties Under Development/Redevelopment[1]	2,358,466
➢	Percentage of Owned GLA Leased – Retail Operating	95.2%
➢	Percentage of Owned NRA Leased – Commercial Operating	91.5%
➢	Total Full-Time Employees	125

____________________
1

As of March 31, 2007, Glendale Mall was transferred to the redevelopment portfolio and removed from the Company’s operating statistics. Upon completion of the redevelopment, Glendale Town Center is projected to contain approximately 685,000 square feet of total GLA and approximately 405,000 square feet of owned GLA.

Stock Listing: New York Stock Exchange symbol: KRG

p.3	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink, Chief Financial Officer	BMO Capital Markets	RBC Capital Markets
Adam Chavers, Investor Relations Manager	Mr. Paul E. Adornato, CFA	Mr. Rich Moore
Kite Realty Group Trust	(212) 885-4170	(216) 378-7625
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	rich.moore@rbccm.com
Indianapolis, IN 46204
(317) 577-5609	Cantor Fitzgerald	Stifel, Nicholaus & Company, Inc.
dsink@kiterealty.com	Mr. Philip J. Martin	Mr. David M. Fick, CPA/Mr. Nathan Isbee
achavers@kiterealty.com	(312) 469-7485	(410) 454-5018/(410) 454-4143
	pmartin@cantor.com	dmfick@stifel.com
Financial Relations Board		nisbee@stifel.com
Ms. Stacey Feit	Citigroup Global Markets
(312) 640-6779	Mr. Jonathan Litt/Ms. Ambika Goel	Wachovia Securities
sfeit@frbir.com	(212) 816-0231/(212) 816-6981	Mr. Jeffrey J. Donnelly, CFA
	jonathan.litt@citigroup.com	(617) 603-4262
Transfer Agent:	ambika.goel@citigroup.com	jeff.donnelly@wachovia.com

LaSalle Bank, National Association	Goldman, Sachs & Co.
Mr. Joseph Pellicore	Mr. Dennis Maloney
135 South LaSalle Street	(212) 902-1970
Chicago, IL 60603-3499	dennis.maloney@gs.com
(312) 904-2000
joseph.pellicore@abnamro.com	Lehman Brothers
Mr. David Harris
(212) 526-1790
Stock Specialist:	dharris4@lehman.com

Van der Moolen Specialists USA, LLC	Raymond James
45 Broadway	Mr. Paul Puryear/Mr. Ken Avalos
32nd Floor	(727) 567-2253/(727) 567-2660
New York, NY 10006	paul.puryear@raymondjames.com
(646) 576-2707	ken.avalos@raymondjames.com

p.4	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks;
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p.5	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CORPORATE STRUCTURE CHART – MARCH 31, 2007

p.6	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

	March 31, 2007	December 31, 2006

Assets:
Investment properties, at cost:
Land	$191,150,545	$190,886,884
Land held for development	28,014,081	21,687,309
Buildings and improvements	582,723,109	582,715,399
Furniture, equipment and other	5,063,515	5,492,726
Construction in progress	188,704,528	155,569,117

	995,655,778	956,351,435
Less: accumulated depreciation	(68,497,627)	(63,726,825)

	927,158,151	892,624,610
Cash and cash equivalents	15,771,140	23,952,594
Tenant receivables, including accrued straight-line rent, net of allowance for bad debts	14,267,021	15,215,858
Other receivables	18,774,969	18,247,435
Investments in unconsolidated entities, at equity	1,100,946	1,174,371
Escrow deposits	8,835,570	8,604,580
Deferred costs, net	18,474,243	17,532,939
Prepaid and other assets	5,635,089	5,808,926

Total Assets	$1,010,017,129	$983,161,313

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$596,643,238	$566,975,980
Accounts payable and accrued expenses	35,121,716	33,007,119
Deferred revenue and other liabilities	30,417,658	30,156,299
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	160,279	—
Minority interest	4,198,479	4,295,723

Total Liabilities	666,541,370	634,435,121
Commitments and contingencies
Limited Partners’ interests in Operating Partnership	77,281,947	78,812,120
Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 28,882,323 shares and 28,842,831 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	288,823	288,428
Additional paid in capital and other	291,650,987	291,159,647
Accumulated other comprehensive income	79,548	297,540
Accumulated deficit	(25,825,546)	(21,831,543)

Total shareholders’ equity	266,193,812	269,914,072

Total Liabilities and Shareholders’ Equity	$1,010,017,129	$983,161,313

p.7	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three-Months Ended March 31

	2007	2006

Revenue:
Minimum rent	$17,342,202	$15,734,672
Tenant reimbursements	4,678,714	3,695,873
Other property related revenue	2,451,935	1,051,701
Construction and service fee revenue	5,870,553	7,896,936
Other income, net	109,543	53,876

Total revenue	30,452,947	28,433,058
Expenses:
Property operating	4,090,223	3,034,174
Real estate taxes	2,638,065	2,506,914
Cost of construction and services	5,065,374	7,185,364
General, administrative, and other	1,427,076	1,343,537
Depreciation and amortization	8,749,203	7,522,235

Total expenses	21,969,941	21,592,224

Operating income	8,483,006	6,840,834
Interest expense	(6,183,318)	(4,569,992)
Income tax expense of taxable REIT subsidiary	(254,615)	(13,287)
Minority interest in income of consolidated subsidiaries	(1,756)	(37,524)
Equity in earnings of unconsolidated entities	70,296	87,973
Limited Partners’ interests in the Operating Partnership	(475,563)	(535,457)

Net income	$1,638,050	$1,772,547

Income per common share – basic & diluted	$0.06	$0.06

Weighted average Common Shares outstanding – basic	28,859,164	28,571,440

Weighted average Common Shares outstanding – diluted	29,177,004	28,704,563

Dividends declared per common share	$0.1950	$0.1875

p.8	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE MONTHS

	Three Months Ended March 31

	2007	2006

Funds From Operations:
Net income	$1,638,050	$1,772,547

Add Limited Partners’ interests in income	475,563	535,457
Add depreciation and amortization of consolidated entities, net of minority interest	8,635,874	7,428,693
Add depreciation and amortization of unconsolidated entities	101,202	102,019

Funds From Operations of the Kite Portfolio[1]	10,850,689	9,838,716
Less Limited Partners’ interests in Funds From Operations	(2,430,554)	(2,271,952)

Funds From Operations allocable to the Company[1]	$8,420,135	$7,566,764

Basic FFO per share of the Kite Portfolio	$0.29	$0.26

Diluted FFO per share of the Kite Portfolio	$0.29	$0.26

Basic weighted average Common Shares outstanding	28,859,164	28,571,440

Diluted weighted average Common Shares outstanding	29,177,004	28,704,563

Basic weighted average Common Shares and Units outstanding	37,259,012	37,190,104

Diluted weighted average Common Shares and Units outstanding	37,576,852	37,323,227

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements	$91,915	$1,109,500	[3]
Leasing commissions	113,567	273,850	[4]
Capital improvements	20,188	19,707
Scheduled debt principal payments	665,338	631,274
Straight line rent	251,506	422,303
Market rent amortization income from acquired leases	882,115	877,836
Market debt adjustment	107,714	107,714
Capitalized interest	2,902,787	1,395,645

____________________
1

“Funds from Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ diluted weighted average interests in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

3	Of this amount, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

4	Of this amount, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

p.9	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

MARKET CAPITALIZATION AS OF MARCH 31, 2007

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization

Equity Capitalization:

Total Common Shares Outstanding	77.5%	28,882,323

Operating Partnership ("OP") Units	22.5%	8,399,615

Combined Common Shares and OP Units	100.0%	37,281,938

Market Price at March 31, 2007		$19.95

Total Equity Capitalization		$743,774,663	54%

Debt Capitalization:

Company Outstanding Debt		$596,643,238

Pro-rata Share of Joint Venture Debt		24,815,725

Total Debt Capitalization		621,458,963	46%

Total Market Capitalization		$1,365,233,626	100%

p.10	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three-Months Ended March 31

	2007	2006	% Change

Number of properties at period end[1]	45	45

Occupancy at period-end	95.4%	96.8%
Minimum rent	$14,201,358	$14,215,511
Tenant recoveries	3,572,575	3,281,575
Other income	373,958	167,085
Pro rata share of revenue – unconsolidated joint venture properties	468,838	472,171

	18,616,729	18,136,342

Property operating expenses	3,126,941	2,725,393
Real estate taxes	2,188,079	2,284,545
Pro rata share of expenses – unconsolidated joint venture properties	158,626	138,408

	5,473,646	5,148,346

Net operating income – same properties (45 properties)	13,143,083	12,987,996	1.2%
Net operating income – Galleria Plaza, Cedar Hill Village and Redeveloped Properties[1]	321,885	955,289

Net operating income – including Galleria Plaza, Cedar Hill Village and Redeveloped Properties	13,464,968	13,943,285	-3.4%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$13,143,083	$12,987,996
Net operating income – non-same properties	2,916,073	2,245,087
Less pro rata share of same property unconsolidated joint venture net operating income	(310,213)	(333,763)
Net operating income – construction, service, general and administrative and other	(570,810)	(606,923)

Total Company Net Operating Income	15,178,133	14,292,397
Total other income	18,376	50,449
Total other expenses	(13,082,896)	(12,034,842)
Limited Partners’ interests in the continuing operations of the Operating Partnership	(475,563)	(535,457)

Net income	$1,638,050	$1,772,547

____________________
1

Same Property analysis excludes Galleria Plaza and Cedar Hill Village due to the timing of retenanting spaces formerly occupied by Ultimate Electronics. The analysis also excludes Glendale Mall and Shops at Eagle Creek as the Company pursues redevelopment of these properties.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p.11	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

NET OPERATING INCOME BY QUARTER

	Three-Months Ended

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006

Revenue:
Minimum rent	$17,342,202	$17,639,197	$17,262,427	$16,509,839	$15,734,672
Tenant reimbursements	4,678,714	4,730,484	3,787,767	4,417,611	3,695,873
Other property related revenue[3]	2,451,935	2,795,632	1,565,787	944,966	1,051,701
Other income, net	109,543	100,717	158,632	31,312	53,876

	24,582,394	25,266,030	22,774,613	21,903,728	20,536,122
Expenses:
Property operating	4,090,223	3,828,780	3,439,853	3,274,984	3,034,174
Real estate taxes	2,638,065	3,306,361	2,323,799	3,122,720	2,506,914

	6,728,288	7,135,141	5,763,652	6,397,704	5,541,088

Net Operating Income – Properties	17,854,106	18,130,889	17,010,961	15,506,024	14,995,034

Other Income (Expense):
Construction and service fee revenue	5,870,553	14,219,610	10,293,822	9,036,996	7,896,936
Cost of construction and services	(5,065,374)	(13,021,605)	(7,795,070)	(7,899,325)	(7,185,364)
General, administrative, and other	(1,427,076)	(1,072,282)	(1,305,599)	(1,601,176)	(1,343,537)
Depreciation and amortization	(8,749,203)	(7,091,643)	(7,209,586)	(7,842,914)	(7,522,235)

	(9,371,100)	(6,965,920)	(6,016,433)	(8,306,419)	(8,154,200)

Earnings Before Interest and Taxes	8,483,006	11,164,969	10,994,528	7,199,605	6,840,834
Interest expense	(6,183,318)	(6,145,435)	(6,139,761)	(4,615,175)	(4,569,992)
Loss on sale of asset[1]	—	—	—	(764,008)	—
Income tax (expense) benefit of taxable REIT subsidiary	(254,615)	(324,948)	(777,600)	150,303	(13,287)
Minority interest in income of consolidated subsidiaries	(1,756)	(38,966)	(2,993)	(37,986)	(37,524)
Equity in earnings of unconsolidated entities	70,296	64,469	72,261	61,749	87,973
Limited partners’ interests in the continuing operations of the Operating Partnership	(475,563)	(1,063,010)	(936,782)	(454,117)	(535,457)

Net income	$1,638,050	$3,657,079	$3,209,653	$1,540,371	$1,772,547

NOI/Revenue (Properties)	72.6%	71.8%	74.7%	70.8%	73.0%
Recovery Ratio (Properties) [2]	69.5%	66.3%	65.7%	69.0%	66.7%

____________________
1	In June 2006, the Company sold Marsh Supermarkets in Naperville, Illinois.

2	“Recovery Ratio” is computed by dividing property operating and real estate tax expenses into tenant reimbursements.

3	Other property related revenue for the three-months ended March 31, 2007 includes gains on land sales of $1,685,280 and lease termination fees of $618,557.

p.12	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2007

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$343,440,795	56%	5.98%	7.7
Unconsolidated	8,333,927	1%	6.60%	5.2
Floating Rate Debt (Hedged) [1]	75,000,000	12%	5.70%	1.5

Total Fixed Rate Debt	426,774,722	69%	5.94%	6.5
Variable Rate Debt:[2]
Construction Loans	103,289,631	17%	6.91%	1.0
Other Variable	147,750,183	24%	6.62%	3.8
Floating Rate Debt (Hedged) [1]	(75,000,000)	-12%	-6.57%	-1.5
Unconsolidated	16,481,798	2%	6.17%	1.4

Total Variable Rate Debt	192,521,612	31%	6.75%	3.0
Net Premiums on Fixed Rate Debt	2,162,629	N/A	N/A	N/A

Total	$621,458,963	100%	6.19%	5.4

SCHEDULE OF MATURITIES BY YEAR

	Mortgage Debt

	Annual Maturity	Term Maturities	Secured Line of Credit	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2007	$2,026,145	$0	$0	$34,702,494	$36,728,639	$152,823	$36,881,462
2008	2,652,281	8,303,606	0	57,013,868	67,969,755	16,698,823	84,668,578
2009	2,919,556	27,451,887	0	11,573,269	41,944,712	2,223,431	44,168,143
2010	3,030,222	0	0	0	3,030,222	96,813	3,127,035
2011	3,183,353	19,655,380	142,974,024	0	165,812,757	103,335	165,916,092
2012	3,632,668	35,355,396	0	0	38,988,064	109,258	39,097,322
2013	3,645,711	4,027,491	0	0	7,673,202	5,431,242	13,104,444
2014	3,341,759	27,566,202	0	0	30,907,961	0	30,907,961
2015	2,962,519	38,301,942	0	0	41,264,461	0	41,264,461
2016 and beyond	4,814,868	155,345,968	0	0	160,160,836	0	160,160,836
Net Premiums	0	0	0	0	2,162,629	0	2,162,629

Total	$32,209,082	$316,007,872	$142,974,024	$103,289,631	$596,643,238	$24,815,725	$621,458,963

____________________

1	These debt obligations are hedged by interest rate swap agreements
2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$103,289,631	17%
	-	Other Variable	72,750,183	12%	(includes debt on acquisition land held for development)
	-	Unconsolidated	16,481,798	2%	(includes debt on acquisition land held for development)

			$192,521,612	31%

p.13	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2007

CONSOLIDATED DEBT

Fixed Rate Debt	Lender/Servicer	Interest Rate	Maturity Date	Balance as of March 31, 2007	Monthly Debt Service as of March 31, 2007

176th & Meridian	Wachovia Bank	5.67%	11/11/14	$4,141,943	$24,702
50th & 12th	Wachovia Bank	5.67%	11/11/14	4,559,048	27,190
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,253,328	68,815
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,125,144	36,583
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000,000	82,320
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,784,325	17,111
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	11,879,817	68,604
Geist Pavilion	KeyBank	5.58%	1/1/17	11,125,000	48,283
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300,000	56,067
Indiana State Motor Pool	Old National Bank	5.38%	3/24/08	4,063,781	17,005
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,378,740	139,142
Kedron Village	Wachovia Bank	5.56%	1/11/17	29,700,000	128,436
Pine Ridge Crossing	Lehman Brothers Bank	6.34%	10/11/16	17,500,000	86,349
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,592,787	193,484
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680,000	120,902
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,508,071	28,174
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,416,093	92,824
Riverchase	Lehman Brothers Bank	6.34%	10/11/16	10,500,000	51,809
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000,000	116,861
Thirty South	CS First Boston	6.09%	1/11/14	22,603,982	142,257
Traders Point	Wachovia Bank	5.86%	10/11/16	48,000,000	218,773
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,328,736	77,436

Subtotal				$343,440,795	$1,843,127

Floating Rate Debt (Hedged):	Lender/Servicer	Interest Rate	Maturity Date	Balance as of March 31, 2007	Monthly Debt Service as of March 31, 2007

Collateral Pool Properties[1]	KeyBank	5.55%	8/1/07	$35,000,000	$161,948
Collateral Pool Properties[1]	KeyBank	5.28%	8/1/07	15,000,000	65,938
Collateral Pool Properties[1]	KeyBank	6.17%	2/18/2011	25,000,000	128,437

Subtotal				$75,000,000	$356,323

TOTAL CONSOLIDATED FIXED RATE DEBT				$418,440,795	$2,199,450

TOTAL NET PREMIUMS				$2,162,629

Variable Rate Debt: Mortgages	Lender/Servicer	Interest Rate[2]	Maturity Date	Balance as of March 31, 2007

Fishers Station[3]	National City Bank	LIBOR + 275	9/1/08	$4,776,159

Subtotal				$4,776,159

____________________

1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the revolving credit facility.

2	At March 31, 2007, one-month LIBOR and Prime interest rates were 5.32% and 8.25%, respectively.

3	The Company has a 25% interest in this property. This loan is guaranteed by Kite Realty Group, LP.

p.14	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2007 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of March 31, 2007

Bayport Commons[2]	Bank of America	LIBOR + 125	12/27/08	$23,100,000	$7,895,565
Beacon Hill Shopping Center[3]	Fifth Third Bank	LIBOR + 150	9/30/07	34,800,000	8,794,852
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/08	12,000,000	7,964,861
Cobblestone Plaza[4]	Wachovia Bank	LIBOR + 160	6/29/09	44,500,000	11,573,269
Estero Town Center[5]	Wachovia Bank	LIBOR + 165	4/1/08	20,460,000	15,371,463
Gateway Shopping Center[6]	Union Bank of California	LIBOR + 150	12/15/07	22,268,000	8,219,656
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/07	14,400,000	10,029,822
Red Bank Commons	Huntington Bank	LIBOR + 115	3/31/08	4,960,000	4,798,797
Sandifur Plaza[7]	LaSalle Bank	LIBOR + 165	2/28/08	5,500,000	3,250,499
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000,000	17,732,683
Traders Point II	Huntington Bank	LIBOR + 165	6/28/07	9,587,000	7,658,164

Subtotal				$211,575,000	$103,289,631
Line of Credit	Lender/Servicer	Interest Rate	Maturity Date	Total Available as of March 31, 2007	Balance as of March 31, 2007

Collateral Pool Properties[8,9,10]	KeyBank	LIBOR + 125	2/20/11	$199,949,154	$142,974,024

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate	Maturity Date		Balance as of March 31, 2007

Collateral Pool Properties[9]	KeyBank	LIBOR + 125	8/1/07		$(35,000,000)
Collateral Pool Properties[9]	KeyBank	LIBOR + 125	8/1/07		(15,000,000)
Collateral Pool Properties[9]	KeyBank	LIBOR + 125	2/18/11		(25,000,000)

Subtotal					$(75,000,000)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$176,039,814

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$596,643,238

____________________

1	At March 31, 2007, one-month LIBOR and Prime interest rates were 5.32% and 8.25%, respectively.

2	The Company has a preferred return, then a 60% interest. This loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

5	The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, LP.

6	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

7	The Company has an 80% interest in the Walgreens and a 95% interest in the shops. This loan is guaranteed by Kite Realty Group, LP.

8

There are currently 48 unencumbered properties; 45 of which are wholly owned and used as collateral under the unsecured credit facility and three of which are joint venture properties. The major unencumbered properties include: 50 S. Morton, Peakway at 55, Bolton Plaza, Centre at Panola Phase II, Circuit City Plaza, Cornelius Gateway Shops, Delray Marketplace, Fishers Station Marsh, Frisco Bridges, Greyhound Commons, Martinsville Shops, Noblesville Partners, Pipeline Pointe, Shops at Otty, Sunland II, Weston Park, Zionsville Place.

9	The Company entered into a fixed rate swap agreement which is designated as a hedge against the revolving credit facility.

10	The total amount available for borrowing under the revolving credit facility is $199,949,154 of which $142,974,024 was outstanding as of March 31, 2007.

p.15	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2007 (CONTINUED)

UNCONSOLIDATED DEBT[1]
Fixed Rate Debt	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of March 31, 2007	Monthly Debt Service as of March 31, 2007

The Centre	Sun Life	6.99%	6/1/09		$3,932,865	$39,897
Spring Mill Medical	LaSalle Bank	6.45%	9/1/13		11,948,416	78,204

TOTAL UNCONSOLIDATED FIXED RATE DEBT					$15,881,281	$118,101
JOINT VENTURE PARTNERS' SHARE					(7,547,354)

KRG SHARE					$8,333,927

Variable Rate Debt - Construction Loan	Lender/ Servicer	Interest Rate	Maturity Date	Total Commitment	Balance as of March 31, 2007

Parkside Town Commons[2]	LaSalle Bank	LIBOR + 85	8/28/08	$55,000,000	$41,204,496
JOINT VENTURE PARTNERS' SHARE					(24,722,698)

KRG SHARE					$16,481,798

TOTAL KRG UNCONSOLIDATED DEBT					$24,815,725
TOTAL KRG CONSOLIDATED DEBT					596,643,238

TOTAL KRG DEBT					$621,458,963

____________________

1	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

2	The Company owns a 40% interest in Parkside Town Commons which will change to a 20% ownership upon the commencement of construction.

p.16	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2007 (CONTINUED)

The Company owns the following three unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre – Operating Property	60%
Spring Mill Medical – Operating Property	50%
Parkside Town Commons - Development Property[1]	40%

____________________
1	The Company's 40% interest in Parkside Town Commons will change to a 20% ownership upon the commencement of construction.

p.17	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CONDENSED COMBINED BALANCE SHEET OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	March 31, 2007	December 31, 2006

Assets:
Investment properties, at cost:
Land	$2,404,211	$2,404,211
Buildings and improvements	14,761,198	14,761,198
Furniture, equipment and other	10,581	10,581
Construction in progress	41,794,561	38,903,133

	58,970,551	56,079,123
Less: accumulated depreciation	(3,370,893)	(3,254,677)

	55,599,658	52,824,446
Cash and cash equivalents	435,516	804,391
Tenant receivables, including accrued straight-line rent	117,975	113,209
Escrow deposits	322,889	244,241
Deferred costs, net	615,783	622,778
Prepaid and other assets	225	600

Total Assets	$57,092,046	$54,609,665

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$57,085,876	$51,895,229
Accounts payable and accrued expenses	1,222,023	3,514,759
Intercompany payable	—	4,282

Total Liabilities	58,307,899	55,414,270
Accumulated deficit	(1,215,853)	(804,605)

Total Liabilities and Accumulated deficit	$57,092,046	$54,609,665

p.18	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CONDENSED COMBINED STATEMENT OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	Three-Months Ended March 31

	2007	2006

Revenue:
Minimum rent	$610,046	$596,661
Tenant reimbursements	258,043	261,268
Other property related revenue	4,497	20,578

Total revenue	872,586	878,507

Expenses:
Property operating	236,527	201,282
Real estate taxes	61,993	61,319
Depreciation and amortization	131,965	133,239

Total expenses	430,485	395,840

Operating income	442,101	482,667
Interest expense	(263,349)	(272,893)

Net income	$178,752	$209,774

p.19	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2007

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe’s Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Target	3	341,632	—	—	3	341,632
Federated Department Stores	1	237,455	1	237,455	—	—
Publix	5	234,246	5	234,246	—	—
Home Depot	1	140,000	—	—	1	140,000
Circuit City	4	132,347	4	132,347	—	—
Dominick's4	2	131,613	2	131,613	—	—
Dick's Sporting Goods	2	126,672	2	126,672	—	—
Marsh Supermarkets	2	124,902	2	124,902	—	—

Total	34	3,466,146	21	1,350,881	13	2,115,265

____________________
1	The Company has entered into two ground leases with this tenant representing 328,000 total square feet which is included in Anchor Owned GLA.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

4

In April 2007, the Company terminated its lease with Dominick’s at Silver Glen Crossing and received a lease termination fee of $650,000. The Company has signed a ten year lease with Caputos Fresh Markets for an initial base rent of $10.20 per square foot.

p.20	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of March 31, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2007

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[3]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe's Home Improvement[4]	Retail	3	128,997	2.3%	$2,564,000	$5.61	3.7%
Circuit City	Retail	4	132,347	2.4%	$1,930,190	$14.58	2.8%
Publix	Retail	5	234,246	4.2%	$1,837,588	$7.84	2.7%
State of Indiana	Commercial	3	210,393	3.8%	$1,663,733	$7.91	2.4%
Marsh Supermarkets	Retail	2	124,902	2.2%	$1,633,958	$13.08	2.4%
Dominick's5	Retail	2	131,613	2.4%	$1,444,717	$10.98	2.1%
Bed Bath & Beyond	Retail	4	109,296	2.0%	$1,356,866	$12.41	2.0%
Dick's Sporting Goods	Retail	2	126,672	2.3%	$1,220,004	$9.63	1.8%
Ross Stores	Retail	4	118,374	2.1%	$1,210,784	$10.23	1.8%
Eli Lilly and Company[6]	Commercial	1	70,402	1.3%	$1,161,633	$16.50	1.7%
H-E-B	Retail	1	105,000	1.9%	$1,155,000	$11.00	1.7%
Office Depot	Retail	4	103,294	1.8%	$1,058,350	$10.25	1.5%
Walgreen's	Retail	3	39,070	0.7%	$1,031,023	$26.39	1.5%
PetSmart	Retail	3	77,966	1.4%	$975,998	$12.52	1.4%
Wal-Mart	Retail	2	234,649	4.2%	$930,927	$3.97	1.4%
Kmart	Retail	1	110,875	2.0%	$850,379	$7.67	1.2%
UMDA[7]	Commercial	1	32,256	0.6%	$844,402	$26.18	1.2%
TJX Companies	Retail	3	88,550	1.6%	$805,312	$9.09	1.2%
Kerasotes[4]	Retail	2	43,050	0.8%	$776,496	$8.92	1.1%
A & P	Retail	1	58,732	1.0%	$763,516	$13.00	1.1%
Old Navy	Retail	3	64,868	1.2%	$748,693	$11.54	1.1%
Shoe Pavilion	Retail	1	31,396	0.6%	$722,108	$23.00	1.1%
City Securities	Commercial	1	34,949	0.6%	$694,900	$19.88	1.0%
Indiana University Healthcare Associates[7]	Commercial	1	31,175	0.6%	$622,202	$19.96	0.9%
Petco	Retail	3	40,777	0.7%	$583,985	$14.32	0.9%

TOTAL			2,483,849	44.4%	$28,586,764	$10.01	41.7%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2007 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are Build-to-Suits for sale.

3	Excludes the estimated size of the structures located on land owned by us and ground leased to tenants.

4	Annualized Base Rent per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by us and ground leased to tenants.

5

In April 2007, the Company terminated its lease with Dominick’s at Silver Glen Crossing and received a lease termination fee of $650,000. The Company has signed a ten year lease with Caputos Fresh Markets for an initial base rent of $10.20 per square foot.

6	On December 1, 2006, we agreed to terminate our lease with Eli Lilly and Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.

7	Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.

p.21	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of March 31, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2007

	Number of Expiring Leases [2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2007[5]	69	260,620	4.9%	$3,703,042	5.7%	$14.21	$800,000
2008	53	455,562	8.6%	$3,628,896	5.6%	$7.97	$0
2009	78	226,439	4.3%	$3,949,868	6.1%	$17.44	$0
2010	79	455,185	8.6%	$5,745,714	8.8%	$12.62	$0
2011	85	641,653	12.1%	$6,039,061	9.3%	$9.41	$0
2012	62	357,878	6.7%	$5,111,870	7.9%	$14.28	$85,000
2013	26	209,088	3.9%	$3,097,133	4.8%	$14.81	$0
2014	35	444,134	8.3%	$5,203,356	8.0%	$11.72	$427,900
2015	42	548,201	10.3%	$6,664,676	10.3%	$12.16	$181,504
2016	30	311,763	5.9%	$4,245,722	6.5%	$13.62	$93,500
Beyond	45	1,414,754	26.4%	$17,614,225	27.0%	$12.45	$2,031,509

TOTAL	604	5,325,277	100.0%	$65,003,563	100.0%	$12.21	$3,619,413

____________________
1	Excludes tenants at development properties that are Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of March 31, 2007, and does not include option periods; 2007 expirations include 17 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage attributable to non-owned structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2007 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

5	On December 1, 2006, we agreed to terminate our lease with Eli Lilly and Company for 29,140 square feet effective December 31, 2006, and 70,402 square feet effective October 1, 2007.

p.22	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of March 31, 2007

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2007

	Number of Expiring Leases [2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2007	5	65,287	1.2%	$548,285	0.8%	$8.40	$800,000
2008	3	342,049	6.4%	$1,441,077	2.2%	$4.21	$0
2009	2	46,510	0.9%	$440,598	0.7%	$9.47	$0
2010	12	295,189	5.5%	$2,688,985	4.1%	$9.11	$0
2011	8	455,904	8.6%	$2,503,283	3.9%	$5.49	$0
2012	7	169,119	3.2%	$1,497,710	2.3%	$8.86	$0
2013	1	11,960	0.2%	$161,460	0.3%	$13.50	$0
2014	9	235,634	4.4%	$2,389,267	3.7%	$10.14	$0
2015	12	410,263	7.7%	$3,915,239	6.0%	$9.54	$0
2016	7	220,312	4.1%	$2,394,510	3.7%	$10.87	$0
Beyond	32	1,310,693	24.6%	$15,218,829	23.4%	$11.61	$990,000

TOTAL	98	3,562,920	66.8%	$33,199,243	51.1%	$9.32	$1,790,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of March 31, 2007, and does not include option periods; 2007 expirations includes one month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2007 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.23	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

LEASE EXPIRATIONS – RETAIL SHOPS1

As of March 31, 2007

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of March 31, 2007

	Number of Expiring Leases [2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2007	60	120,976	2.3%	$1,915,763	3.0%	$15.84	$0
2008	49	105,548	2.0%	$2,027,881	3.1%	$19.21	$0
2009	76	179,929	3.4%	$3,509,269	5.4%	$19.50	$0
2010	66	151,118	2.8%	$2,876,950	4.4%	$19.04	$0
2011	77	185,749	3.5%	$3,535,778	5.4%	$19.04	$0
2012	53	151,707	2.9%	$3,023,452	4.7%	$19.93	$85,000
2013	21	68,774	1.3%	$1,341,859	2.1%	$19.51	$0
2014	24	58,551	1.1%	$1,425,738	2.2%	$24.35	$427,900
2015	28	92,831	1.7%	$2,020,910	3.1%	$21.77	$181,504
2016	23	91,451	1.7%	$1,851,211	2.9%	$20.24	$93,500
Beyond	11	36,435	0.8%	$928,792	1.4%	$22.86	$1,041,509

TOTAL	488	1,243,069	23.5%	$24,457,603	37.7%	$19.61	$1,829,413

____________________
1	Lease expiration table reflects rents in place as of March 31, 2007, and does not include option periods; 2007 expirations include 16 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2007 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.24	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

LEASE EXPIRATIONS – COMMERCIAL TENANTS1

As of March 31, 2007

This table includes the following:

•	Operating commercial properties

	Number of Expiring Leases[1]	Expiring NLA[2]	% of Total NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2007[3]	4	74,357	1.4%	$1,238,993	1.9%	$16.66
2008	1	7,965	0.2%	$159,938	0.3%	$20.08
2009	0	0	0.0%	$0	0.0%	$0.00
2010	1	8,878	0.2%	$179,780	0.3%	$20.25
2011	0	0	0.0%	$0	0.0%	$0.00
2012	2	37,052	0.7%	$590,708	0.9%	$15.94
2013	4	128,354	2.4%	$1,593,814	2.5%	$12.42
2014	2	149,949	2.8%	$1,388,350	2.1%	$9.26
2015	2	45,107	0.9%	$728,527	1.1%	$16.15
2016	0	0	0.0%	$0	0.0%	$0.00
Beyond	2	63,431	1.2%	$1,466,603	2.3%	$23.12

TOTAL	18	515,093	9.8%	$7,346,713	11.4%	$14.26

____________________
1	Lease expiration table reflects rents in place as of March 31, 2007, and does not include option periods; 2007 expirations include one month-to-month tenant. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for March 2007 for each applicable property multiplied by 12.

3	On December 1, 2006, we agreed to terminate our lease with Eli Lilly and Company for 29,140 square feet effective December 31, 2006, and 70,402 square feet effective October 1, 2007.

p.25	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SUMMARY RETAIL PORTFOLIO STATISTICS

(Includes Joint Venture properties)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006

Company Owned GLA – Operating Retail[1,3]	4,652,221	5,231,434	4,989,635	4,595,183	4,532,104
Total GLA – Operating Retail[1,3]	6,852,042	7,576,100	7,209,584	6,698,265	6,650,386
Projected Company Owned GLA Under Development or Redevelopment[2,3]	1,073,646	668,646	587,750	581,281	696,896
Projected Total GLA Under Development or Redevelopment[3]	2,358,466	1,673,466	1,598,470	1,535,081	1,579,358
Number of Operating Retail Properties	48	49	46	43	42
Number of Retail Properties Under Development or Redevelopment	12	11	11	11	12
Percentage Leased – Operating Retail	95.2%	93.4%	93.6%	93.0%	94.8%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[4]	$58,572, 786	$60,819,603	$56,724,615	$51,664,411	$51,480,775

____________________
1

Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3

As of March 31, 2007, Glendale Mall was transferred to the redevelopment portfolio and removed from the Company's operating statistics. Upon completion of the redevelopment, Glendale Town Center is projected to contain approximately 685,000 square feet of total GLA and approximately 405,000 square feet of owned GLA.

4	Annualized Base Rent represents the monthly contractual rent for March 2007, multiplied by 12.

p.26	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

(Includes Joint Venture properties)

Retail Portfolio	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	562,652	562,652
NRA under Development	—	—	—	—	—
Number of Operating Commercial Properties	5	5	5	5	5
Number of Commercial Properties under Development	—	—	—	—	—
Percentage Leased – Operating Commercial Properties	91.5%	91.7%	96.9%	96.9%	97.7%
Percentage Leased – Commercial Properties under Development	—	—	—	—	—
Annualized Base Rent – Commercial Properties[2,3]	$7,346,713	$7,346,962	$7,894,595	$7,874,683	$7,959,366

____________________
1

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces. It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

2	Annualized Base Rent does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $728,527 from KRG and subsidiaries as of March 31, 2007.

p.27	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

CURRENT DEVELOPMENT PIPELINE

2006-2007 Deliveries	Company Ownership %[6,7]	MSA	Type of Property	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[8]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of March 31, 2007[4]	Major Tenants and Non-owned Anchors

Florida
Tarpon Springs Plaza	100%	Naples	Retail	Q2 2007	92,546	276,346	0.0%	89.2%	$28,000	$18,829	Target (non-owned), Staples, Cost Plus, AC Moore
Estero Town Center	40%	Naples	Retail	Q3 2006	25,600	206,600	0.0%	96.9%	$20,000	$19,242	Lowe's Home Improvement
Bayport Commons	60%	Tampa	Retail	Q3 2007	92,300	281,100	0.0%	61.5%	$25,000	$13,589	Michaels, PetSmart, Target (non-owned)
Cobblestone Plaza	50%	Ft. Lauderdale	Retail	Q4 2007	147,800	157,800	0.0%	71.4%	$45,000	$18,263	Whole Foods, Staples
Indiana
Beacon Hill Shopping Center	50%	Crown Point	Retail	Q4 2006	57,200	162,700	12.5%	66.1%	$17,000	$14,351	Strack & VanTill's (non-owned), Walgreens (non-owned)
Bridgewater Marketplace I	100%	Indianapolis	Retail	Q3 2006	26,000	50,820	11.5%	42.6%	$11,000	$8,782	Walgreens (non-owned)
54th & College	100%	Indianapolis	Retail	Q4 2007	N/A	20,100	0.0%	100.0%	$2,500	$2,345	Fresh Market
Illinois
Naperville Marketplace.	100%	Chicago	Retail	Q4 2006	99,600	169,600	33.1%	35.5%	$16,500	$12,222	Caputo's Fresh Market (non-owned), TJ Maxx
Oregon
Cornelius Gateway Build To Suit For Sale	80%	Portland	Retail	Q2 2006	21,000	35,800	0.0%	14.4%	$5,400	$4,315	Walgreens (non-owned)
Washington
Sandifur Plaza Build To Suit For Sale	80%/95%	Tri-Cities	Retail	Q4 2006	27,400	27,400	0.0%	86.1%	$6,400	$4,051	Walgreens (built-to-suit for sale)
Gateway Shopping Center Phase I&II	50%	Seattle	Retail	Q1 2007	79,200	285,200	0.0%	80.6%	$24,300	$14,447	Ross, PetSmart, Kohl's (non-owned), Winco Foods (non-owned)

TOTAL					668,646	1,673,466	6.4%	72.3%	$201,100	$130,436

____________________
1

Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partner’s share of costs.

5

Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 62,114 square feet for which the Company has signed non-binding letters of intent.

6	All joint ventures are consolidated in the Company’s financial statements.

7

The Company owns the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (Walgreens 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); Estero Town Commons (preferred return, then 40%) and Bayport Commons (preferred return, then 60%).

8	Includes tenants that have taken possession of their space or have begun paying rent.

p.28	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

OTHER DEVELOPMENT ACTIVITY

As of March 31, 2007

VISIBLE SHADOW PIPELINE

Property	MSA	KRG Ownership %[2]	Estimated Start Date	Estimated Total GLA[1]	Total Estimated Cost[1]	Cost Incurred as of March 31, 2007	Executed Leases & Potential Tenancy

Parkside Town Commons[6]	Raleigh, NC	40%	TBD	750,000	$118,000,000	$41,795,000	TBD
Delray Marketplace	Delray Beach, FL	50%	TBD	318,000	$90,000,000	$31,115,000	Grocery, Theater, Jr. Boxes, Shops, Restaurants
Maple Valley	Seattle, WA	100%	TBD	156,000	$36,000,000	$7,091,000	Grocery, Hardware Store, Shops, Restaurants
Peakway @ 55	Raleigh, NC	100%	TBD	345,000	$25,600,000	$14,855,000	TBD

TOTAL				1,569,000	$269,600,000	$94,856,000

REDEVELOPMENT ACTIVITIES

Property	MSA	Existing Owned GLA	Existing Owned GLA % Leased	Projected Owned GLA	Projected Owned GLA % Leased	Projected Total GLA	Total Estimated Cost

Shops at Eagle Creek[4]	Naples, FL	75,944	55.9%	75,944	55.9%	75,944	$3,500,000
Glendale Town Center[3,5]	Indianapolis, IN	341,696	96.8%	405,000	82.9%	685,000	$15,000,000

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans.

2	The Company owns the following development properties through joint ventures: Delray Marketplace (preferred return, then 50%) and Cobblestone Plaza (preferred return, then 50%).

3	This property has been removed from the operating portfolio during its redevelopment.

4

The Company is in the process of re-tenanting the anchor space formerly occupied by Winn-Dixie with two junior box users. The Company has an executed lease with Staples for approximately half of the former grocery space.

5

Target Corporation acquired 10.5 acres in April 2007 and will anchor the redevelopment. The Company will construct approximately 62,000 square feet of new b-shop/professional office space and leasing activities have commenced. Existing tenants that will remain throughout the redevelopment process include Macy's, Kerasotes Theaters, Staples, Indianapolis-Marion Co. Public Library, OASIS, Lenscrafters, Taco Bell, and O'Charley's.

6

In December 2006, Parkside Town Commons was acquired in a joint venture with Prudential Real Estate Investors. The Company’s interest in the joint venture is 40% as of March 31, 2007 and will be reduced to 20% upon the commencement of construction.

p.29	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of March 31, 2007

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana[4]	22	1,755,434	33.7%	201	$22,785,453	36.0%	$13.51
• Retail	17	1,192,782	22.9%	182	$15,438,740	24.4%	$13.17
• Commercial	5	562,652	10.8%	19	$7,346,713	11.6%	$14.26
Florida	12	1,319,928	25.3%	170	$13,639,032	21.6%	$9.52
Texas	8	1,144,286	21.9%	94	$13,730,045	21.7%	$12.25
Illinois	2	231,788	4.4%	34	$3,073,887	4.9%	$14.30
New Jersey	1	115,088	2.2%	17	$1,782,161	2.8%	$15.83
Georgia	3	300,115	5.8%	57	$3,939,005	6.2%	$14.34
Washington	3	102,159	2.0%	23	$1,673,267	2.6%	$18.03
Ohio	1	236,230	4.5%	7	$2,366,522	3.7%	$10.02
Oregon	1	9,845	0.2%	7	$274,720	0.5%	$27.90

TOTAL	53	5,214,873	100.0%	610	$63,264,092	100.0%	$12.21

____________________
1	Excludes tenants at development properties which are Build-to-Suits for sale.

2

Owned GLA/NRA represents gross leasable area or net leasable area we own. It does not include 22 parcels or outlots we own and ground leased to tenants which contain 22 non-owned structures totaling approximately 314,619 square feet. It also excludes the square footage of Union Station Parking Garage.

3

Annualized Base Rent Revenue excludes $2,655,409 in annualized ground lease revenue attributable to parcels and outlots we own and ground leased to tenants. It also excludes approximately $500,000 in 2007 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on properties classified as development properties.

4

As of March 31, 2007, Glendale Mall was transferred to the redevelopment portfolio and removed from the Company's operating statistics. Upon completion of the redevelopment, Glendale Town Center is projected to contain approximately 685,000 square feet of total GLA and approximately 405,000 square feet of owned GLA.

p.30	Kite Realty Group Trsut Supplemental Financial and Operating Statistics – 3/31/07

OPERATING RETAIL PROPERTIES – TABLE I

As of March 31, 2007

Property[1,2,11]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	98.7%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	98.5%
Shops at Eagle Creek[10]	FL	Naples	1998	2003	Acquired	75,944	75,944	55.9%
Eagle Creek Lowe's	FL	Naples	2006	2006	Developed	165,000	—	*
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	100.0%
Riverchase	FL	Naples	1991	2006	Acquired	78,340	78,340	100.0%
Courthouse Shadows	FL	Naples	1987	2006	Acquired	134,867	134,867	100.0%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	405,906	45,906	91.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza[4]	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	95.0%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	100.0%
Kedron Village	GA	Atlanta	2006	2006	Acquired	282,125	157,408	84.6%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,265	132,716	89.2%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	91.9%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,207	120,678	100.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	93.1%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	94.9%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	57.1%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station[5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	87.9%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre[6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	95.5%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	96.9%
Stoney Creek Commons	IN	Indianapolis	2006	2006	Developed	189,527	49,330	100.0%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	—	*
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	94.4%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	66.3%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%

____________________
*

Property consists of ground leases only, no Owned GLA. As of March 31, 2007, the following were leased: Eagle Creek Lowe’s – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I – one of two outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.
3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2007, except for Greyhound Commons, Weston Park Phase I and Eagle Creek Lowe’s (see * ).
4

The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, the Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.

5

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

6	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.
7	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.
8	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.
9

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

10

In May 2006, the Company acquired and terminated the Winn-Dixie lease. In the fourth quarter of 2006, the Company signed a lease with Staples for approximately one-half of this space. The remainder is being marketed to multiple potential retail tenants.

11

As of March 31, 2007, Glendale Mall was transferred to the redevelopment portfolio and removed from the Company's operating statistics. Upon completion of the redevelopment, Glendale Town Center is projected to contain approximately 685,000 square feet of total GLA and approximately 405,000 square feet of owned GLA.

p.31	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property[1,2,11]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	97.8%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Shops at Otty[7]	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	99.3%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	92.1%
Galleria Plaza[8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	90.1%
Burlington Coat Factory[9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	99.1%
Market Street Village	TX	Hurst	2004	2005	Acquired	164,125	157,125	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,099	73,099	87.2%

TOTAL						6,852,042	4,652,221	95.2%

See prior page for footnote disclosure

p.32	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

OPERATING RETAIL PROPERTIES – TABLE II

As of March 31, 2007

Property[4]	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

International Speedway Square[5]	FL	Daytona	$2,427,171	$232,900	$2,660,071	4.54%	$11.19	SteinMart, Bed Bath & Beyond, Circuit City, Old Navy, Staples, Michael’s
King's Lake Square	FL	Naples	1,136,743	—	1,136,743	1.94%	13.47	Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	948,569	—	948,569	1.62%	5.33	Wal-Mart, Books-A-Million, Save-A-Lot
Waterford Lakes	FL	Orlando	896,363	—	896,363	1.53%	11.68	Winn-Dixie[6]
Shops at Eagle Creek[6]	FL	Naples	727,533	—	727,533	1.24%	17.15	Staples
Eagle Creek Lowe's	FL	Naples	-	800,000	800,000	1.37%	—	Lowe’s Home Improvement
Pine Ridge Crossing	FL	Naples	1,575,853	—	1,575,853	2.69%	14.93	Publix, Bealls (non-owned), Target (non-owned)
Riverchase	FL	Naples	1,074,370	—	1,074,370	1.83%	13.71	Publix
Courthouse Shadow	FL	Naples	1,469,080	—	1,469,080	2.51%	10.89	Albertson’s, OfficeMax
Circuit City Plaza	FL	Ft. Lauderdale	817,202	—	817,202	1.40%	19.46	Circuit City, Wal-Mart (non-owned), Lowe’s Home Improvement (non-owned)
Indian River Square	FL	Vero Beach	1,472,637	—	1,472,637	2.51%	10.21	Office Depot, Bealls, Lowe’s Home Improvement (non-owned), Target (non-owned)
Bolton Plaza[5]	FL	Jacksonville	1,093,510	—	1,093,510	1.87%	6.66	Wal-Mart
Centre at Panola	GA	Atlanta	819,754	—	819,754	1.40%	11.40	Publix
Publix at Acworth	GA	Atlanta	801,943	—	801,943	1.37%	11.52	Publix
Kedron Village	GA	Atlanta	2,317,309	—	2,317,309	3.96%	17.41	Target (non-owned), Bed Bath & Beyond, Ross, PETCO
Silver Glen Crossing	IL	Chicago	1,781,558	85,000	1,866,558	3.19%	15.05	Dominick’s
Fox Lake Crossing	IL	Chicago	1,292,329	—	1,292,329	2.21%	14.19	Dominick’s
Cool Creek Commons	IN	Indianapolis	1,924,770	85,500	2,010,270	3.43%	15.95	Fresh Market, SteinMart, Cardinal Fitness
Boulevard Crossing	IN	Kokomo	1,552,330	—	1,552,330	2.65%	13.48	TJ Maxx, PETCO, Kohl’s (non-owned)
Traders Point	IN	Indianapolis	3,699,922	545,000	4,244,922	7.25%	13.95	Dick’s Sporting Goods, Kerasotes, Bed Bath & Beyond, Michaels, Marsh Supermarkets, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	696,040	—	696,040	1.19%	26.16

____________________
1

Annualized Base Rent represents the contractual rent for March 2007 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of March 31, 2007.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4

As of March 31, 2007, Glendale Mall was transferred to the redevelopment portfolio and removed from the Company's operating statistics. Upon completion of the redevelopment, Glendale Town Center is projected to contain approximately 685,000 square feet of total GLA and approximately 405,000 square feet of owned GLA.

5	A third party manages this property.

6

In May 2006, the Company acquired and terminated the Winn-Dixie lease. In the fourth quarter of 2006, the Company signed a lease with Staples for approximately one-half of this space. The remainder is being marketed to multiple potential retail tenants.

p.33	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property[4]	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Hamilton Crossing	IN	Indianapolis	$1,412,415	$71,500	$1,483,915	2.53%	$17.14	Office Depot
Fishers Station	IN	Indianapolis	1,260,743	—	1,260,743	2.15%	12.54	Marsh Supermarket
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.73%	7.86	Lowe’s Home Improvement
The Centre[5]	IN	Indianapolis	1,004,451	—	1,004,451	1.71%	13.04	Osco
The Corner Shops	IN	Indianapolis	531,678	—	531,678	0.91%	12.89	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.79%	9.42	Lowe’s Home Improvement (non-owned), HH Gregg, Office Depot
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.35%	-	Lowe’s Home Improvement (non-owned)
Weston Park Phase I	IN	Indianapolis	—	190,000	190,000	0.32%	-
Geist Pavilion	IN	Indianapolis	1,025,547	—	1,025,547	1.75%	16.95	Ace Hardware, Party Tree
Zionsville Place	IN	Indianapolis	231,204	—	231,204	0.39%	20.64
Red Bank Commons	IN	Evansville	337,884	—	337,884	0.58%	14.85	Wal-Mart (non-owned) Home Depot (non-owned)
Martinsville Shops	IN	Martinsville	151,000	—	151,000	0.26%	13.74	Walgreen
50 South Morton	IN	Indianapolis	132,000	—	132,000	0.23%	66.00
Ridge Plaza	NJ	Oak Ridge	1,782,161	—	1,782,161	3.04%	15.83	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	—	2,366,522	4.04%	10.02	Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	274,720	122,500	397,220	0.68%	27.90	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	3,599,537	—	3,599,537	6.15%	12.09	Hobby Lobby, Linens ‘n Things, Marshalls
Sunland Towne Centre	TX	El Paso	2,783,197	104,809	2,888,006	4.93%	9.83	Kmart, Circuit City, Room Store
Galleria Plaza	TX	Dallas	1,083,224	—	1,083,224	1.85%	24.45	Shoe Pavilion
Cedar Hill Village	TX	Dallas	673,085	—	673,085	1.15%	16.14	24 Hour Fitness, JCPenney (non-owned)
Preston Commons	TX	Dallas	614,274	—	614,274	1.05%	24.77	Lowe’s Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.87%	4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	2,418,119	100,000	2,518,119	4.30%	15.61	H-E-B Grocery
Market Street Village	TX	Hurst	2,048,458	115,700	2,164,158	3.69%	13.04	Ross, JoAnn’s, Circuit City, Hancock Fabrics
50th & 12th	WA	Seattle	475,000	—	475,000	0.81%	32.76	Walgreens
176th & Meridian	WA	Seattle	433,000	—	433,000	0.74%	29.74	Walgreens
Four Corner Square	WA	Seattle	765,267	—	765,267	1.30%	12.00	Johnson Hardware Store

TOTAL			$55,917,377	$2,655,409	$58,572,286	100%	$12.59

See prior page for footnote disclosure

p.34	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

OPERATING COMMERCIAL PROPERTIES

As of March 31, 2007

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South[4,5]	Indianapolis	1905/2002	Redeveloped	298,346	84.1%	$4,373,423	59.5%	$17.44	Eli Lilly, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	$813,236	11.1%	$9.47	Indiana Dept of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	$1,466,603	20.0%	$23.12	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	$693,450	9.4%	$6.03	Indiana Dept. of Administration

TOTAL				562,652	91.5%	$7,346,712	100.0%	$14.26

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2007 for each applicable property, multiplied by 12.

2	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.

3	Annualized Base Rent for 2007 is approximately $500,000.

4	Annualized Base Rent includes $728,527 from the Company and subsidiaries as of March 31, 2007.

5	On December 1, 2006, the Company agreed to terminate our lease with Eli Lilly & Company for 29,140 square feet effective December 31, 2006, and 70,402 square feet effective October 1, 2007.

p.35	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of March 31, 2007

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent[1]				Annualized Base Rent per Leased Sq. Ft.

Property[2]	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total

International Speedway Square	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%	$2,118,321	$308,850	$232,900	$2,660,071	$10.57	$18.75	$11.19
King's Lake Square	FL	49,805	35,692	85,497	100.0%	97.0%	98.7%	361,793	774,950	—	1,136,743	7.26	22.39	13.47
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%	538,533	410,036	—	948,569	3.89	10.38	5.33
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	95.4%	98.5%	408,452	487,911	—	896,363	7.90	19.48	11.68
Shops at Eagle Creek	FL	51,703	24,241	75,944	49.3%	69.9%	55.9%	356,678	370,855	—	727,533	14.00	21.89	17.15
Eagle Creek Lowe’s	FL	—	—	—	—	—	—	—	—	800,000	800,000	—	—	—
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	100.0%	100.0%	611,992	963,862	—	1,575,854	9.27	24.39	14.93
Riverchase	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	688,139	—	1,074,370	7.90	23.37	13.71
Courthouse Shadows	FL	102,328	32,539	134,867	100.0%	100.0%	100.0%	943,032	526,047	—	1,469,079	9.22	16.17	10.89
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	594,252	222,950	—	817,202	18.00	24.84	19.46
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	973,085	499,552	—	1,472,637	8.36	17.90	10.21
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	79.1%	95.0%	621,444	472,066	—	1,093,510	4.73	14.39	6.66
Centre at Panola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,392	406,362	—	819,754	8.00	20.11	11.40
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	100.0%	100.0%	337,203	464,740	—	801,943	8.90	14.64	11.52
Kedron Village	GA	68,845	88,563	157,408	100.0%	72.6%	84.6%	849,648	1,467,660	—	2,317,308	12.34	22.83	17.41
Silver Glen Crossing	IL	78,675	54,041	132,716	83.4%	97.6%	89.2%	669,487	1,112,070	85,000	1,866,557	10.20	21.08	15.05
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	75.8%	91.9%	775,230	517,100	—	1,292,330	11.75	20.61	14.19
Cool Creek Commons	IN	63,600	57,078	120,678	100.0%	100.0%	100.0%	601,700	1,323,070	85,500	2,010,270	9.46	23.18	15.95
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	83.0%	93.1%	832,960	719,370	—	1,552,330	11.34	17.24	13.48
Traders Point	IN	238,721	40,837	279,558	100.0%	64.8%	94.9%	3,071,419	628,504	545,000	4,244,923	12.87	23.74	13.95
Traders Point II	IN	—	46,600	46,600	0.0%	57.1%	57.1%	-	696,040	—	696,040	—	26.16	26.16
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,066,793	71,500	1,483,916	11.25	20.63	17.14
Fishers Station	IN	57,000	57,457	114,457	100.0%	75.8%	87.9%	575,000	685,743	—	1,260,743	10.09	15.74	12.54
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
The Centre	IN	18,720	61,969	80,689	100.0%	94.1%	95.5%	170,352	834,099	—	1,004,451	9.10	14.30	13.04
The Corner Shops	IN	12,200	30,345	42,545	100.0%	95.7%	96.9%	73,200	458,478	—	531,678	6.00	15.79	12.89
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
Greyhound Commons	IN	—	—	—	—	—	—	—	—	202,500	202,500	—	—	—
Weston Park Phase I	IN	—	—	—	—	—	—	—	—	190,000	190,000	—	—	—
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	90.0%	94.4%	376,082	649,466	—	1,025,548	13.45	19.95	16.95
Zionsville Place	IN	—	12,400	12,400	0.0%	90.3%	90.3%	—	231,204	—	231,204	—	20.64	20.64
Red Bank Commons	IN	—	34,308	34,308	0.0%	66.3%	66.3%	—	337,884	—	337,884	—	14.85	14.85
Martinsville Shops	IN	—	10,986	10,986	0.0%	100.0%	100.0%	—	151,000	—	151,000	—	13.74	13.74
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	132,000	—	132,000	—	66.00	66.00
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	94.4%	97.8%	986,556	795,605	—	1,782,161	14.17	18.52	15.83
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,772	132,750	—	2,366,522	9.64	29.50	10.02
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	-	274,720	122,500	397,220	—	27.90	27.90
Plaza at Cedar Hill	TX	227,106	72,741	299,847	100.0%	97.3%	99.3%	2,183,969	1,415,568	—	3,599,537	9.62	20.01	12.09
Sunland Towne Centre	TX	277,131	30,343	307,474	91.7%	95.1%	92.1%	2,298,302	484,895	104,809	2,888,006	9.04	16.81	9.83
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	722,108	361,116	—	1,083,224	23.00	27.97	24.45
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	189,620	—	673,085	15.00	20.00	16.14
Preston Commons	TX	—	27,539	27,539	0.0%	90.1%	90.1%	—	614,274	—	614,274	—	24.77	24.77
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Plaza Volente	TX	105,000	51,333	156,333	100.0%	97.2%	99.1%	1,155,000	1,263,119	100,000	2,518,119	11.00	25.30	15.61
Market Street Village	TX	137,246	19,879	157,125	100.0%	100.0%	100.0%	1,570,081	478,377	115,700	2,164,158	11.44	24.06	13.04
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
176th & Meridian	WA	14,560	—	14,560	100.0%	0.0%	100.0%	433,000	—	—	433,000	29.74	—	29.74
Four Corner Square	WA	20,512	52,587	73,099	100.0%	82.3%	87.2%	126,672	638,595	—	765,267	6.18	14.76	12.00

TOTAL		3,262,164	1,390,057	4,652,221	98.1%	88.4%	95.2%	$31,661,939	$24,255,440	$2,655,409	$58,572,788	$9.89	$19.74	$12.59

____________________
1	This table does not include annualized base rent from development property tenants open for business as of March 31, 2007.

2

As of March 31, 2007, Glendale Mall was transferred to the redevelopment portfolio and removed from the Company's operating statistics. Upon completion of the redevelopment, Glendale Town Center is projected to contain approximately 685,000 square feet of total GLA and approximately 405,000 square feet of owned GLA.

p.36	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/07